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                     UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 3, 2005
                              (FEBRUARY 25, 2005)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


           LOUISIANA                      0-23383                72-1395273
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.04.  Triggering Events That Accelerate or Increase a Direct Financial
Obligation or an Obligation under an Off-Balance Sheet Arrangement

         On February 25, 2005, OMNI Energy Services Corp. ("OMNI") received notice of certain alleged events of default (collectively, "Events of Default") under certain of its Debentures (as defined below). As used in this Form 8-K, the following terms are defined as follows:

         "Debentures" means the 6.5% Convertible Debentures, dated February 12, 2004 and April 15, 2004, of OMNI issued to Portside Growth and Opportunity Fund ("Portside") in the respective original principal amounts of $2,500,000 and $1,250,000.

         "Securities Purchase Agreements" means the Securities Purchase Agreements, dated as of February 12, 2004 and April 15, 2004, by and between OMNI and each of the Investors whose names appear on the signature pages thereto.


         "Amendment" means the Amendment and Conditional Waiver Agreement, dated as of October 8, 2004, by and between OMNI and each of the Investors whose names appear on the signature pages thereto, that amends, modifies and waives certain terms and conditions of the Securities Purchase Agreements and Debentures.


         "Subordination Agreements" means the Subordination and Intercreditor Agreements, dated as of February 12, 2004 and April 15, 2004, among the Subordinated Creditors identified on the signature pages thereto and Webster Business Credit Corporation (the "Agent"), in its capacity as agent under the Senior Credit Agreement (as defined therein).

         By letter dated February 25, 2005, Portside notified OMNI of the following alleged Events of Default under the Debentures:

         1. Failure to make the October Interest Payment (as defined in the Amendment) and to pay accrued and unpaid interest thereon;
         2. Failure to pay the November Put (as defined in the Amendment), plus accrued and unpaid interest thereon;
         3. Failure to pay a Put Amount (as defined in the Debentures) with respect to December 2004, plus accrued and unpaid interest thereon;
         4. Failure to pay interest with respect to the Debentures on January 1, 2005 and to pay accrued and unpaid interest thereon;
         5. Failure to pay a Put Amount with respect to January 2005, plus accrued and unpaid interest thereon;
         6. Failure to pay a Put Amount with respect to February 2005, plus accrued and unpaid interest thereon; and
         7. Failure to hold a shareholders meeting to seek the Shareholder Approval (as defined in the Securities Purchase Agreements) and as provided in Section 7 of the Amendment.

         As a result of these alleged Events of Default, Portside demanded that OMNI redeem all of the Debentures held by it, in the aggregate principal amount of $2,765,625, on March 2, 2005. Portside also notified OMNI of its intention to commence a civil action against OMNI to obtain a judgment with respect to all amounts owed to it under the Debentures.




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         Under the Debentures, if an Event of Default occurs, each Debenture holder can require OMNI to redeem all or a portion of its Debentures for an amount equal to the greater of (i) the outstanding principal of and accrued and unpaid interest on the Debentures and (ii) the product of (y) the aggregate number of shares of Common Stock into which the Debentures are convertible (without regard to any limitation on such conversion) and (z) the average of the volume weighted average price of the Common Stock for the five days prior to redemption date as established by the Debenture holder (the "Mandatory Redemption Price").

         Under these terms, OMNI is required to pay the Mandatory Redemption Price to Portside no later than March 9, 2005, which is five business days following March 2, 2005. If OMNI fails to pay the Mandatory Redemption Price to Portside by March 9, 2005, Portside is entitled to interest thereon at the lower of ten percent (10%) and the highest rate permitted by applicable law from March 2, 2005 until the Mandatory Redemption Price has been paid in full. To date, no other holder of Debentures has required OMNI to pay the Mandatory Redemption Price.

         Portside's acceleration of the maturity of the Debentures and its potential commencement and prosecution of a civil action against OMNI to obtain a judgment with respect to all amounts owed to it under the Debentures are subject to the terms of the Subordination Agreements. Pursuant to the Subordination Agreements, Portside is not authorized to receive any payment in respect to the Debentures as a result of the acceleration of the maturity of the debentures or enforce any such judgment without the prior written consent of Agent, except upon the earliest to occur of, among other things, (i) acceleration of the senior debt, (ii) commencement of enforcement of any rights and remedies under the senior debt documents or applicable law with respect to the senior debt or the senior debt documents, (iii) the institution of any Proceeding (as defined in the Subordination Agreements), or (iv) the passage of 180 days from the date on which Agent receives written notice of the default from Portside.

         It should be noted that on January 25, 2005 OMNI announced it had filed suit in the United States District Court for the Western District of Louisiana against the holders of the Debentures. The suit alleges claims arising under
Section 16(b) of the Securities Exchange Act of 1934 (the "16(b) Suit"). Should Portside elect to pursue a civil action against OMNI, OMNI intends to assert all available remedies pursuant to and consistent with its claims previously filed against Portside and the other holders of the Debentures in the 16(b) Suit.

         The existence of the Events of Default constitutes an event of default under the cross default provisions of OMNI's loan agreement with the Agent, its senior secured lender.

         The existence of the Events of Default also constitutes an event of default also under the terms of OMNI's indebtedness to Beal Bank S.S.B. On January 27, 2005, OMNI and Beal Bank, S.S.B. entered into a Forbearance Agreement with respect to the Promissory Note dated as of October 22, 2004 between Maker and Beal Bank S.S.B. dated effective as of January 21, 2005. Pursuant to the Forbearance Agreement, Beal Bank S.S.B. agreed to forbear from exercising any of its rights and remedies arising under the Promissory Note until March 15, 2005.












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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 OMNI ENERGY SERVICES CORP.
Dated:  March 3, 2005

                                                  By:  /s/ G. Darcy Klug
                                                      --------------------------
                                                          G. Darcy Klug
                                                       Executive Vice President